                                                                Exhibit 10.22




                                 EXECUTION COPY


-----------------------------------------------------------------------------


                    TWENTY-FIRST SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                      AND

                            FEDERAL EXPRESS CORPORATION

                              DATED AS OF MAY 15, 2000



     AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.


-----------------------------------------------------------------------------

                        TABLE OF CONTENTS



SECTION                                                      PAGE
-------                                                      ----
1   Definitions............................................   3

2   Granting Leasehold.....................................   3

3   Term; Delivery and Acceptance of Possession............   4

4   Rental.................................................   4

5   Hazardous Substances/Waste.............................   4

6   Lease Agreement Still in Effect; Provisions Thereof
    Applicable to this Supplemental Lease Agreement........   5

7   Descriptive Headings...................................   6

8   Effectiveness of this Twenty-First Supplemental
    Lease Agreement........................................   6

9   Execution of Counterparts..............................   6

10  Summaries .............................................   6

    Signatures.............................................   7

    Lease Parcel Summary...................................   9

    Rental Summary.........................................  11

                TWENTY-FIRST SUPPLEMENTAL LEASE AGREEMENT

THIS TWENTY-FIRST SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 15th of May 2000, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                                   WITNESSETH:

         WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

         WHEREAS, Authority and Tenant, between April 1, 1981 and March 31, 2000, have entered into Twenty Supplemental Lease Agreements amending the 1979 Consolidated and Restated Lease Agreement; and

         WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Twentieth Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

         WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Twenty-First Supplemental Lease Agreement.

         NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

         SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Twenty-First Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Twenty-First Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

         SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Twenty-First Supplemental Lease Agreement, the additional land containing approximately
4.706 acres located approximately 650 feet east and 404.5 feet south of the intersection of the physical centerline of Taxiway November and the physical centerline of Taxilane 800 which is located on Memphis-Shelby County Airport Authority property situated in Memphis, Shelby County, Tennessee and being more particularly described in Exhibit A:

         SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The term of this Twenty-First Supplemental Lease Agreement shall commence at 12:01 A.M. on the earlier to occur of April 1, 2001, or the date of beneficial occupancy for the land described in Exhibit "A" and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall, however, deliver to Tenant sole and exclusive possession of the land leased hereby as of the effective date of this Twenty-First Supplemental Lease Agreement for the purpose of constructing improvements required for Tenant's intended use of the land leased hereby, subject however, to Authority's right-of-entry set forth in Section 21 of the Lease Agreement.

         SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplemental lease agreements), during the term of this Twenty-First Supplemental Lease Agreement, Tenant shall pay the Authority in advance on the first business day of each month $2,083.91 in equal installments beginning April 1, 2001 or date of beneficial occupancy whichever occurs first, a total rental payment of $25,066.95 per year, which the parties hereto agree is based upon an aggregate of 204,975 square feet of area at an annual rental rate of ($0.1220) per square foot.

         SECTION 5. HAZARDOUS SUBSTANCES/WASTE. Tenant, at its own expense, may arrange for a Phase 1 Environmental Survey on the land described herein by a reputable environmental consultant to determine the existence of "Hazardous Substances", as such term is defined in this Agreement. In the event that "Hazardous Substances" are discovered during excavation for construction on the property described in Exhibit "A", and such "Hazardous Substances" require special handling, removal or disposal ("Remediation"), then Tenant shall immediately notify Authority. The Tenant and Authority will confer and jointly determine the method for handling, removing or disposing of the "Hazardous Substances" within 14 days after Tenant provides the Authority, in writing, its plan for Remediation. The form of Remediation agreed to by the parties must comply with "Environmental Laws", as such term is defined below. In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the "Hazardous Substances" due to differing interpretations of the requirements of Remediation as set forth in the applicable "Environmental Laws", then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site. Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation of such "Hazardous Substances" associated with the property described in Exhibit "A".

         The term "HAZARDOUS SUBSTANCES", as used in this Twenty-First Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including but not limited to, those substances, materials, and wastes (i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR Section 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to
Section 311 of the clean Water Act, 33 U.S.C. Section 1251 est seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317, (iii) defined as a "Hazardous Waste" pursuant to
Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. (42 U.S.C Section . 6903), or (iv) defined as "Hazardous Substances" pursuant to section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq. 42 U.S.C. Section 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

         SECTION 6. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemental hereby, and shall be applicable to each of the provisions of this Twenty-First Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

         SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Twenty-First Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Twenty-First Supplemental Lease Agreement and shall not effect the meaning, construction, interpretation or effect of this Twenty-First Supplemental Lease Agreement.

         SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Twenty-First Supplemental Lease Agreement shall become effective at 12:01 a.m. on May 15, 2000.

         SECTION 9. EXECUTION OF COUNTERPARTS. This Twenty-First Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 10. SUMMARIES. For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this leased Agreement.

         IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Twenty-First Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.

WITNESS:                                    MEMPHIS-SHELBY COUNTY
                                            AIRPORT AUTHORITY

/s/  RICHARD V. WHITE                       BY:  /s/ LARRY D. COX
-------------------------                        -----------------------
TITLE:                                      TITLE:      PRESIDENT
      -------------------                        -----------------------

Approved as to Form and Legality:

/s/ R. GRATTAN BROWN, JR.
------------------------------
R. Grattan Brown, Jr., Attorney for Authority


WITNESS:                                         FEDERAL EXPRESS CORPORATION
                                                 A Delaware Corporation

/s/ BONNIE L. BARLOW                             BY: /s/ WILEY JOHNSON, JR.
-----------------------------                        -------------------------

                                                         Managing Director,
                                                         Real Estate and
TITLE:  Project Coordinator                      TITLE:  Airport Development
        ---------------------                        -------------------------
                                                       /s/ MM   /s/RJG  /s/TD

                                                   Approved
                                              Legal Department
                                              /s/ PLM 6/13/00

(STATE OF TENNESSEE)
(COUNTY OF SHELBY)

         On this 12th day of June, 2000, before me appeared Larry D. Cox to me personally known, who, being by me duly sworn (or affirmed), did say that he is the President of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES
   JAN. 20, 2004                                         /s/  PAT STANFILL
---------------------                                    -----------------
                                                         Notary Public
(seal)


(STATE OF TENNESSEE)
(COUNTY OF SHELBY)

         On this 13th day of June, 2000, before me appeared Wiley Johnson, Jr. to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Managing Director Real Estate And Airport Development of Federal Express Corporation, the within named Lessee, and that he as such Director, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such Director.

MY COMMISSION EXPIRES
      8-13-2003                                  /s/ GLORIA E. OWENS
------------------------                         -----------------------
                                                 Notary Public
(seal)

                     FEDERAL EXPRESS LEASED PARCELS SUMMARY


PARCEL                                                                                  EFFECTIVE
LEASE                 ACRES              SQUARE FEET          AGREEMENT                 DATE
--------              -----              -----------          ---------                 ---------

                                                    BASE-LEASE
                                                    ----------

Revised 9            128.469                                  Consolidated &            08/01/79
                                                              Restated

10                   1.612               70,200               Consolidated &            08/01/79
                                                              Restated

11                   1.044               45,359               Consolidated &            08/01/79
                                                              Restated


                                          PREVIOUS SUPPLEMENTS
                                          --------------------

12                   2.707               117,915              First                     04/01/81
                                                              Supplemental

13                   6.860               298,830              Second                    01/01/82
                                                              Supplemental

14                   14.586              635,377              Fourth                    07/01/83
                                                              Supplemental

15                   12.689              552,723              Fourth                    07/01/83
                                                              Supplemental

Rev 16 18.281       (19.685)            796,312               Fifth                     02/01/84
                                                              Supplemental

Rev 17 119.616      (124.992)           5,210,477             Sixth                     04/01/84
                                                              Supplemental

18                   2.717              118,353               Sixth                     04/01/84
                                                              Supplemental

19                   41.606             1,812,352             Seventh                   06/01/84
                                                              Supplemental

25                   0.435              18,933                Eighth                    07/01/88
                                                              Supplemental

20                   11.275             491,127               Ninth                     06/01/89
                                                              Supplemental

27                   11.192             487,512               Tenth                     10/01/91
                                                              Supplemental

27 A(West)           4.058              176,777               Eleventh                  07/01/94
                                                              Supplemental

27 B(West)           5.706              248,533               Eleventh                  07/01/94
                                                              Supplemental

Southwest
Ramp                 2.350              102,366               Eleventh                  07/01/94
                                                              Supplemental


PARCEL                                                                                  EFFECTIVE
LEASE                 ACRES              SQUARE FEET          AGREEMENT                 DATE
--------              -----              -----------          ---------                 ---------
32 (removed)          22.972             1,000,681            Twelfth                   07/01/93
                                                              Supplemental

33                    8.998              391,942              Thirteenth                06/01/95
                                                              Supplemental

36                    3.050              132,837              Thirteenth                06/01/95
                                                              Supplemental

Hangar 8 (removed)                       36,946,33            Thirteenth                06/01/95
                                                              Supplemental

34                    9.951              433,461              Fourteenth                01/01/96
                                                              Supplemental

21                    19.134             833,476              Fifteenth                 01/01/97
                                                              Supplemental

22A (North)           3.214              140,000              Sixteenth                 04/01/97
                                                              Supplemental

37                    2.692              117,283              Seventeenth               05/01/97
                                                              Supplemental

38                    2.523              109,921              Eighteenth                07/01/97
                                                              Supplemental

39                    8.366              364,430              Eighteenth                07/01/97
                                                              Supplemental

West Ramp             19.917             867,583              Nineteenth                09/01/98
Expansion                                                     Supplemental
Centerline            13.206             575,253.36           Twentieth                 12/01/00
November                                                      Supplemental


                                             THIS SUPPLEMENT

TAXILANE 700          4.706              204,975              TWENTY-FIRST              05/15/00
                                                              SUPPLEMENTAL

                                                 OPTIONS

22B (South)           3.310              144,200              Option, Expires 5/31/04
29                    3.85               167,706              Option, Expires 9/30/2001

                                               ASSIGNMENTS
23                    5.923              258,008                Graber Assignment,
                                                                      Expires 12/31/2000
                                                                      Invoice FEC
                                                                      Final Increase 1/l/96

24                    9.964              434,030                Southwide Assignment
                                                                      Expires 5/14/2013
                                                                      Invoice FEC
                                                                      Next Increase 5/15/03

26                    9.532              415,213                BICO Assignment,
                                                                      Expires 7/31/2021
                                                                      Invoice FEC
                                                                      Next Increase 8/01/2011

28                    10.68              465,221                Equitable Life Assignment
                                                                      Expires 5/14/2013
                                                                      Invoice FEC
                                                                      Next Increase 5/15/03


                                 RENTAL - FEDERAL EXPRESS
                                 Effective April 1, 2001

                                                                         Annual
Category                                   Number of                     Rental Rate
of Space                                   Square Feet                   Per Sq. Ft.                 Annual Rental
--------                                   -----------                   -----------                    -------------
Bldg. T-376                                1,240                         1.5258                             $1,891.99
Unimproved Ground                          7,691,736.36                  0.1220                            938,391.34
Improved Apron                             2,395,802                     0.1525                            365,359.80
Hangar Property                            72,092.67                     1.1291                             81,399.83
Hangar Office                              28,000                        1.8311                             51,270.80
International Park                         9,694,700                     0.2138                          2,072,726.80
Former IRS Facility                        2,255,137.24                  ------                          1,200,000.00
                                           ------------                  4.97                             ------------
                                           22,138,704.27                                                $4,711,040.56


                                           BREAKDOWN OF SPACE

                                                                     Sq. Ft.            Sq. Ft.
                                                                     -------            -------
Bldg. T-376                      Parcel 4                            1,240
-----------                                                          -----
                                                                                        1,240
Unimproved Ground                Parcel 1                          130,900
-----------------                Parcel 2                           50,000
                                 Parcel 3                          192,400
                                 Parcel 4                           32,540
                                 Parcel 6                           89,700
                                 Parcel 9                        1,167,337
                                 Parcel 19                       1,812,362
                                 Parcel 20                         491,127
                                 Parcel 27A                        176,777
                                 Parcel 27B                        248,533
                                 Southwest Ramp                    102,366
                                 Parcel 33                         391,942
                                 Parcel 36                         132,837
                                 Parcel 34                         433,461
                                 Parcel 37                         117,283
                                 Parcel 38                         109,921
                                 Parcel 39                         364,430
                                 West Ramp Expansion               867,588
                                 Centerline November            575,253.36
                                 Taxilane 700                      204,975
                                                                ----------
                                                                                        7,691,732.36


Improved Apron                   Parcel 1                            850,250
--------------                   Parcel 2                            226,900
                                 Parcel 7                            577,540
                                 Parcel 9                            253,600
                                 Parcel 27                           487,512
                                                                     -------
                                                                                       2,395,802.00
                                                                                                       13
                                                                     Sq. Ft.            Sq. Ft.
                                                                     -------            -------
Hangar Property                  Parcel 1                            44,336
---------------                  Parcel 2                            27,756.67
                                                                     ---------
                                                                                        72,092.67

Hangar Office                    Parcel 1                            22,400
-------------                    Parcel 2                            5,600
                                                                     -----
                                                                                        28,000.00

International Park               Parcel 5                            24,000
------------------               Parcel 8                            247,254
                                 Parcel 9                            1,586,172
                                 Parcel  10                          70,200
                                 Parcel  11                          45,359
                                 Parcel  12                          117,915
                                 Parcel  13                          298,830
                                 Parcel  14                          556,334
                                 Parcel  15                          552,723
                                 Parcel  16                          796,312
                                 Parcel  17                          4,288,839
                                 Parcel  18                          118,353
                                 Parcel  25                          18,9338
                                 Parcel  21                          833,476
                                 Parcel  22A                         140,000
                                                                     ----------
                                                                                        9,694,700.00

Former IRS Facility                                                  2,255,137.24       2,255,137.24
-------------------                                                  ------------

                                                                     TOTAL:             22,138,704.27

                            [ Survey of leased premises ]








































                                     EXHIBIT "A"
                                       1 of 2

[ letterhead ]


MARCH 31, 2000

LEGAL DESCRIPTION - PROPOSED FEDEX LEASE AREA


BEING A LEGAL DESCRIPTION OF A PROPOSED FEDES CORPORATION LEASE AREA, BEING A PARCEL OF LAND CONTAINED ENTIRELY WITHIN THE LIMITS OF THE MEMPHIS AND SHELBY COUNTY AIRPORT AUTHORITY PROPERTY, ALL SITUATED IN MEMPHIS, SHELBY COUNTY, TENNESSEE AND SAID PROPOSED LEASE AREA BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

COMMENCING AT THE INTERSECTION OF THE PHYSICAL CENTERLINE OF TAXIWAY NOVEMBER AND THE PHYSICAL CENTERLINE OF TAXILANE 800; THENCE SOUTH 85 DEGREES 42 MINUTES 38 SECONDS EAST ALONG THE SAID CENTERLINE OF TAXILANE 800 A DISTANCE OF 650.00 FEET; THENCE SOUTH 04 DEGREES 17 MINUTES 22 SECONDS WEST (LEAVING AND PERPENDICULAR TO SAID CENTERLINE) - 404.50 FEET TO THE POINT OF BEGINNING OF SAID PROPOSED LEASE AREA; THENCE SOUTH 85 DEGREES 42 MINUTES 38 SECONDS EAST (PARALLEL TO SAID CENTERLINE) - 275.00 FEET; THENCE SOUTH 04 DEGREES 17 MINUTES 22 SECONDS WEST (PERPENDICULAR TO SAID CENTERLINE) - 125.49 FEET; THENCE SOUTH 85 DEGREES 42 MINUTES 38 SECONDS EAST (PARALLEL TO SAID CENTERLINE) - 50.00 FEET; THENCE SOUTH 04 DEGREES 17 MINUTES 22 SECONDS WEST (PERPENDICULAR TO SAID CENTERLINE) - 524.51 FEET; THENCE NORTH 85 DEGREES 42 MINUTES 38 SECONDS WEST (PARALLEL TO SAID CENTERLINE) - 325 FEET; THENCE NORTH 04 DEGREES 17 MINUTES 22 SECONDS EAST (PERPENDICULAR TO SAID CENTERLINE) TO THE POINT OF BEGINNING.

CONTAINING 204.975 SQUAE FEET, OR 4.706 ACRES MORE OR LESS.

BEARINGS ARE RELATIVE TO THE MEMPHIS AND SHELBY COUNTY AIRPORT AUTHORITY GRID SYSTEM.

/s/ WILLIAM H. WOODS





:\17165\65LEGAL_1
jra









                                   EXHIBIT "A"
                                     2 of 2